                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 9, 1999

                           -------------------------


                               Purina Mills, Inc.

             (Exact name of registrant as specified in its charter)




              DELAWARE                  33-66606               43-1359249
     (State or other jurisdiction     (Commission            (I.R.S. Employer
           of incorporation)          File Number)           Identification No.)

    1401 S. Hanley Road, St. Louis, Missouri                     63144
        (Address of principal executive offices)               (Zip Code)

         Registrant's telephone number, including area code:     (314) 768-4100
                               ------------------



 ------------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

ITEM 5. OTHER EVENTS.

                  In connection with ongoing restructuring negotiations, Purina Mills, Inc. ("Purina") entered into confidentiality agreements (collectively, the "Confidentiality Agreements") with certain holders (collectively, the "Noteholders") of their 9% Senior Subordinated Notes Due 2010 (the "Notes"). Pursuant to the Confidentiality Agreements, Purina provided certain confidential, nonpublic information to the Noteholders, and the Noteholders agreed to hold such information confidential for an established period of time. In addition, under the terms of the Confidentiality Agreements and certain related agreements, Purina agreed to publicly disclose all confidential information provided to the Noteholders no later than November 9, 1999. If Purina does not disclose the confidential information, the Noteholders are permitted to disclose this information pursuant to the terms of the Confidentiality Agreements.

                  To comply with Purina's disclosure obligations under the Confidentiality Agreements, Purina is filing this Form 8-K with the attached preliminary drafts of a Joint Plan of Reorganization of Purina Mills, Inc. and Its Debtor Subsidiaries (the "Plan") and a related disclosure statement (the "Disclosure Statement"). The Plan and the Disclosure Statement have not been filed in the chapter 11 cases of Purina and its affiliated debtors and debtors in possession (collectively, the "Debtors") pending in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Debtors do not intend to file the Plan and the Disclosure Statement with the Bankruptcy Court or to solicit votes on the Plan as currently drafted from the Debtors' claim and interest holders. The Debtors anticipate that the Plan and the Disclosure Statement will be revised and updated prior to their filing with the Bankruptcy Court.

                  As described on page 19 of the Disclosure Statement, a potential settlement has been negotiated between (a) Koch Industries, Inc. and certain of its affiliates and (b) an unofficial committee representing the Noteholders. The Debtors have been informed of the terms of the proposed settlement, but are not parties to the settlement. The Debtors will review and evaluate the terms of the proposed settlement. If the Debtors determine that the settlement is appropriate, the Debtors will (a) revise and update the Plan and the Disclosure Statement to include provisions consistent with the proposed settlement and (b) file the revised Plan and Disclosure Statement with the Bankruptcy Court in the near term.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

             NOT APPLICABLE

(b)  PRO FORMA FINANCIAL INFORMATION.

             NOT APPLICABLE

(c)  EXHIBITS.

               Exhibit No.           Exhibit Description

                  99.1         Preliminary Draft Joint Plan of Reorganization.

                  99.2         Preliminary Draft Disclosure Statement.

                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Purina Mills, Inc.


Date:  November 9, 1999                    By: /s/ Del G. Meinz
                                           ______________________________
                                           Name:    Del G. Meinz
                                           Title:   Vice President, Treasurer
                                                    and Controller

                                 EXHIBIT INDEX

        Exhibit No.       Exhibit Description

            99.1             Preliminary Draft Joint Plan of Reorganization.

            99.2             Preliminary Draft Disclosure Statement.